Exhibit 24(b)(13)

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli, Sumy McEleney, and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 14th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Charles P. Nelson

Charles P. Nelson, Director and President

Notary

State of New York

County of New York

On the 14th day of June in the year 2018, before me, the undersigned, personally appeared Charles P. Nelson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, NY County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli, Sumy McEleney, and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 13th day of July, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director and Chairman

Notary

State of New York

County of New York

On the 13th day of July in the year 2018, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Notary Public, New York County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli, Sumy McEleney, and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 13th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Michael S. Smith

Michael S. Smith, Director

Notary

State of New York

County of New York

On the 13th day of June in the year 2018, before me, the undersigned, personally appeared Michael S. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, NY County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli, Sumy McEleney, and
Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 8th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

          /s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr., Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Edward Breunig                                                                      Signature of Witness #1
Edward Breunig                                                                           Printed or typed name of Witness #1
3873 Parkcrest Dr.                                                                       Address of Witness #1
Atlanta, GA 30319

/s/ Wendy Waterman                                                                   Signature of Witness #2
Wendy Waterman                                                                        Printed or typed name of Witness #2
904 Camden Court                                                                       Address of Witness #2
Sandy Springs, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli, Sumy McEleney, and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 11th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

        /s/ Francis G. O’Neill

Francis G. O’Neill, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 1 day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Tony Brantzeg

Anthony J. Brantzeg, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-224087
033-61897	033-75992	033-81216	333-109622	333-153730	333-224092
033-64277	033-75996	333-01107	333-109860	333-162593	333-224125
033-75248	033-75998	333-09515	333-129091	333-167182	333-224126
033-75962	033-76002	333-27337	333-130822	333-167680	333-224127
033-75974	033-76004	333-56297	333-130825	333-207045	333-224128
033-75980	033-76018	333-72079	333-130826	333-210551

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 1 day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ William Bainbridge

William T. Bainbridge, Director